UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURUSANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Information Statement

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☐	Definitive Information Statement

PRINCIPAL INVESTORS FUND, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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It is proposed that this information statement will be released to shareholders on March 31, 2008.

PRINCIPAL INVESTORS FUND, INC. – PARTNERS MIDCAP GROWTH FUND II

INFORMATION STATEMENT

_____________ ____, 2008

This Information Statement is provided in connection with the addition of two new sub-advisors to Principal Investors Fund (“PIF”)-Partners MidCap Growth Fund II (“the “Fund”). MacKay Shields, LLC. (“MacKay Shields”) and Jacobs Levy Equity Management Inc. (“Jacobs Levy”) (together the “Sub-Advisors”) each entered into a sub-advisory agreement (together the “Sub-advisory Agreements”) with Principal Management Corporation (the “Advisor”), the investment advisor to PIF, on January 2, 2008 and began providing investment advisory services to the Fund on the same date. Pyramis Global Advisors, LLC (“Pyramis”) resigned as a sub-advisor to the Fund on December 31, 2007.

Under an order from the Securities and Exchange Commission (“SEC”), PIF and the Advisor may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PIF and the Advisor to hire one or more sub-advisors, change sub-advisors and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.

The address of the Fund’s Advisor and transfer agents (Principal Shareholder Services and Principal Management Corporation) is 711 High Street, Des Moines, Iowa 50392. The addresses of the Fund’s principal underwriters are Principal Funds Distributor, Inc. 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710 and Princor Financial Services Corporation, 711 High Street, Des Moines, Iowa 50392.

The Fund will furnish, without charge, a copy of the annual report and the most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

In August of 2007, Pyramis notified the Advisor that it was going to change the portfolio management team responsible for managing the Fund. As a result, the Advisor decided to conduct a search for a new sub-advisor for the Fund. The Advisor selected eleven investment advisory firms for review, including Pyramis. Following its review, the Advisor recommended to PIF’s Board of Directors that MacKay Shields and Jacobs Levy replace Pyramis as Sub-advisors to the Fund. The PIF Board approved the appointment of the Sub-Advisors on December 10, 2007.

NEW SUBADVISORY AGREEMENTS

The terms of the Sub-advisory Agreements are the same in all material respects as the previous sub-advisory agreement between the Advisor and Pyramis, other than the fees to be paid. The following is a brief summary of the material terms of the Agreements. This summary is qualified in its entirety by reference to the text of the Sub-advisory Agreements attached.

Like the prior Sub-advisory Agreement with Pyramis, the new Sub-advisory Agreements provide that MacKay Shields and Jacobs Levy will, among other things,

(1) provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2) arrange for the purchase and sale of the Fund’s portfolio securities;

(3) provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4) advise and assist the officers of PIF in taking such steps as are necessary or appropriate to carry out the decisions of PIF’s Board of Directors regarding the general conduct of the investment business of the Fund; and

(5) provide periodic reports regarding the investment service each provides to the Fund.

The fee the Fund pays to the Advisor for investment advisory services, from which the Advisor will pay both MacKay Shields and Jacobs Levy, will remain the same. Under the Sub-advisory Agreements, the Advisor pays both MacKay Shields and Jacobs Levy a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets each manages. The schedule for the fees the Advisor previously paid to Pyramis as well as the schedule for the fees the Advisor currently pays to MacKay Shield and Jacobs Levy are listed below.

MacKay Shields

Assets Under Management	Fee (Annualized Rate)
First $500 million	0.35%
Assets over $500 million	0.30%

Jacobs Levy

Assets Under Management	Fee (Annualized Rate)
First $100 million	0.65%
Next $400 million	0.50%
Next $250 million	0.45%
Assets over $750 million	0.40%

Pyramis

Assets Under Management	Fee (Annualized Rate)
First $250 million	0.45%
Next $250 million	0.40%
Assets over $500 million	0.35%

NEW SUB-ADVISORS

MacKay Shields

MacKay Shields was founded in 1938 as an economic consulting firm and became a registered investment advisor in April 1969. At that time, the firm began managing domestic equity accounts for U.S. tax-exempt clients. MacKay Shields has one office that is located at 9 West 57th Street, New York, NY 10019. MacKay Shields conducts all aspects of investment management and client service from this location. MacKay Shields is 100% owned by Ney York Life Investment Management Holdings, LLC, which in turn is owned by New York Life

Insurance Company. New York Life Investment Management Company’s principal address is 169 Lackawana Avenue, Parsippany, NJ 07054. New York Life Insurance Company’s principal address is 51 Madison Avenue, New York, New York 10010.

Management of MacKay Shields. Set forth below are the names and principal occupations of the principal executive officers of MacKay Shields set forth below.

Name	Position with MacKay Shields

Rupal J. Bhansali	Senior Managing Director Head of the International Equity Division
Gary L. Goodenough	Senior Managing Director Co-Head of Fixed Income Division
Osbert Hood	Chairman & Chief Executive Officer
Kevin T. McAteer	Managing Director Head of Equity Trading
J. Matthew Philo, CFA	Senior Managing Director Co-Head of Fixed Income - Head of High Yield Division
John L. Prom	Senior Managing Director Head of Subadvisory/International Business Development
Lucille P. Protas	Senior Managing Director Chief Operating Officer and Treasurer
Dan C. Roberts, PhD	Senior Managing Director Chief Strategist - High Yield Active Core Division
Richard A. Rosen, CFA	Senior Managing Director Head of Value Equity Division
Edward Silverstein, CFA	Managing Director Head of Convertible Division
Edmund C. Spelman	Senior Managing Director Head of Growth Equity Division
A. Timothy West	Senior Managing Director Head of Domestic Institutional Business Development
Rene A. Bustamante	Managing Director Chief Compliance Officer
Ellen Metzger	Senior Managing Director General Counsel
Seymour Sternberg	Member of the Board of Managers
Gary Edward Wendlandt	Member of the Board of Managers
Michael Edward Sproule	Member of the Board of Managers
Philip John Hildebrand	Member of the Board of Managers
Brian Andrew Murdock	Member of the Board of Managers

Similar Investment Companies Advised by MacKay Shields. MacKay Shields currently acts as investment adviser to the following registered investment company having similar investment objectives and policies to those of the Fund.

Assets Under Management
Name of Fund	as of 12/31/07 ($MM).	Advisory Fee Rate

Mainstay Mid Cap Growth Fund	$27.2	0.375% on all assets

Fees Paid to MacKay Shields. The Advisor paid no fees to MacKay Shields for the fiscal year ending October 31, 2007 with respect to the Fund.

Jacobs Levy

Jacobs Levy provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

Management of Jacobs Levy. The names and principal occupations of the principal executive officers of Jacobs Levy are set forth below.

Name	Position with Jacobs Levy

Bruce I. Jacobs	President

Kenneth N. Levy	Vice President

Similar Investment Companies Advised by Jacobs Levy. Jacobs Levy does not act as investment adviser to any investment company having investment objectives and policies similar to those of the Fund.

Fees Paid to Jacobs Levy. The Advisor paid no fees to Jacobs Levy for the fiscal year ending October 31, 2007 with respect to the Fund.

BOARD EVALUATION OF NEW SUBADVISORY AGREEMENTS

After consideration of the factors discussed below and others it deemed relevant, the PIF Board of Directors, including the directors who are not “interested persons” of PIF, the Advisor, MacKay Shields, or Jacobs Levy, unanimously voted to approve the Advisor’s recommendation that MacKay Shields and Jacobs Levy be hired as sub-advisors to the Fund.

The Board considered the nature, quality and extent of services to be provided under each Sub-advisory Agreement. The Board considered the reputation, qualifications and background of each Sub-advisor,

investment approach of each Sub-advisor, the experience and skills of each Sub-advisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Advisor’s rigorous program for identifying, recommending, monitoring and replacing sub-advisors for the PIF Funds and that the due-diligence program recommended each Sub-advisor for the Fund.

The Board reviewed historical composite performance of each Sub-advisor as compared to its Morningstar peer group and relevant benchmark index. The Board noted that as of June 30, 2007, each Sub-advisor had outperformed its category and benchmark index over the last one, three and five year periods. The Board concluded, based on this information, that investment performance was expected to be satisfactory.

The Board noted that the proposed subadvisory fee schedule for MacKay Shields is lower than the subadvisory fee schedule of the existing sub-advisor to the Fund. The Board noted that although the proposed subadvisory fee schedule for Jacobs Levy is higher than the subadvisory fee schedule of the existing sub-advisor to the Fund, based upon the proposed allocation of the current assets between the two proposed Sub-advisors, the aggregate subadvisory fee paid would be lower. The Board also considered that each subadvisory fee rate was negotiated at arm’s length between the Advisor and each Sub-advisor and that the Advisor compensates each Sub-advisor from its fees. The Board noted that MacKay Shields represented that the proposed subadvisory fee for the Fund was not higher than fees charged to its other subadvisory clients. The Board also noted the Jacobs Levy representation that it does not manage other clients with this mandate. On the basis of the information provided, the Board concluded that the proposed subadvisory fee schedules for the Fund were reasonable and appropriate.

The Board considered that the Sub-advisory Agreements would have a modest positive impact on the Advisor’s profitability, but concluded that anticipated profitability would continue to be not unreasonable. In reaching this conclusion, the Board determined that they need not review estimated levels of profits to each Sub-advisor because, as the Board noted, the Advisor will compensate each Sub-advisor from its own management fees and the Advisor had negotiated each Sub-advisory Agreement with each Sub-advisor at arms length. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under each Sub-advisory Agreement. The Board noted the breakpoints included in the fee schedules and concluded that the fee schedules reflect an appropriate recognition of any economies of scale at current asset levels. The Board also considered the character and amount of other incidental benefits to be received by the Sub-advisors. The Board considered MacKay Shields’ soft dollar practices. The Board concluded that the subadvisory fees for the Fund were reasonable in light of these fall-out benefits. The Board also noted Jacobs Levy’s representation that it does not utilize soft dollars.

FUND OWNERSHIP

As of the close of business on January 22, 2008, the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of January 22, 2008 by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

Name and Address	Percentage of Ownership
--------------------------	-----------------------------------

PRINCIPAL LIFE INSURANCE CO.	94%

FBO PRINCIPAL FINANCIAL GROUP

ATTN RIS NPIO TRADE DESK

711 HIGH STREET

DES MOINES, IA 50303

                 Exhibit A

PRINCIPAL INVESTORS FUND, INC.

SUB-ADVISORY AGREEMENT

MACKAY SHIELDS SUB-ADVISED FUNDS

AGREEMENT executed as of the 2nd of January, 2008, by and between PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager"), and MACKAY SHIELDS LLC, a Delaware limited liability company (hereinafter called “the Sub-Advisor).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Fund of the Principal Investors Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research services in connection with the investment advisory services for that portion of the assets of each series identified in Appendix A ( that portion hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

(c)	The Fund's Articles of Incorporation and By-laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Advisor

The Sub-Advisor will:

(a)	Provide investment advisory services, including but not limited to research, advice and supervision for the Series.

(b)

Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the Fund consistent with the Series’ investment objective and policies.

(c)

Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws, the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)

Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

(e)

Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Series, its compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 12(d) of this Agreement. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services it provides to the Series.

(f)

Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(g)

Upon request, provide assistance in the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

(h)

Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement.

(i)

Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which the Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(j)     Maintain all accounts, books and records with respect to the Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisor’s Act of 1940 (the “Investment Advisor’s Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager.

(k)

Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics.

(l)

From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of the Series.

(m)

Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Sub-Advisor will advise Manager of any material changes in Sub-Advisor’s ownership structure within a reasonable time after any such change. Manager acknowledges receipt of Sub-Advisor’s Form ADV more than 48 hours prior to the execution of this Agreement.

(n)

Perform quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code and Section 817(h) of the Code, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 12(d) of this Agreement. The Sub-Advisor shall notify the Manager immediately upon having a reasonable basis for believing that the Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined that the Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Series back into compliance (to the extent possible) within the time permitted under the Code.

(o)

Have the responsibility and authority to vote proxies solicited by, or with respect to, the issuers of securities held in the Series. The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Advisor in its efforts to conduct the proxy voting process. Manager understands and agrees that the Sub-Advisor may employ the services of a proxy voting service to exercise proxies in accordance with the Sub-Advisor’s guidelines. The Sub-Advisor will not take any action or render any advice with respect to any assets held in the Fund that are named in or subject to any legal action, including a class action. Manager will instruct the custodian not to forward to the Sub-Advisor any information concerning such actions. The Sub-Advisor will, however, forward to the custodian any information received by the Sub-Advisor regarding any legal matters involving any asset held in the Fund.

(p)

The Sub-Advisor shall not enter into any agreement, oral or written, or other understanding under which a Series directs or is expected to direct portfolio securities transactions or any remuneration to a broker or dealer in consideration for the promotion or sale of the Series or shares issued by any other registered investment company.

3.	Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

4.	Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.	Liability of Sub-Advisor

Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's duties under this Agreement or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates. In no event shall the Sub-Advisor be liable for any loss arising out of any act or omission taken by another sub-advisor in respect of any portion of the Series not managed by the Sub-Advisor pursuant to this agreement.

6.	Indemnification

The Manager agrees to indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses), (“Losses”) howsoever arising, from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder, so long as the Sub-Advisor shall, after receipt of notice of any claim or commencement of any action, promptly notify the Manager in writing of the claim or commencement of such action. The Manager shall not be liable for any settlement of any claim or action effected without its written consent. Nothing contained herein shall require the Manager to indemnify the Sub-Advisor for Losses resulting from the Sub-Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

7.	Supplemental Arrangements

The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

8.	Regulation

The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may reasonably request or require pursuant to applicable laws and regulations.

9. Confidentiality of Information

All information (including investment advice) furnished by the parties in performance of this Agreement shall be treated as confidential and shall not be disclosed to third parties except where required in order to carry out responsibilities hereunder or as required by law or as deemed necessary by the Sub-Advisor or the Manager in compliance with its regulatory responsibilities.

10.	Duration and Termination of This Agreement

This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or Sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

11.	Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.

12.	General Provisions

(a)

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)

Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be 9 West 57th St, New York, NY 10019. Attention: General Counsel.

(c)	The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1)

the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2)

the Sub-Advisor is served or otherwise receives notice of any material action or suitat law or in equity, before or by any court or arbitration panelalleging violation of its duties as an investment manager that would have a material impact on the Fund.

(3)

the Sub-Advisor is served or otherwise receives notice of any material proceeding, inquiry or investigation before or by any court, public board or body, where Sub-Advisor has been notified it is the subject that would have a material impact on the Fund.

(d)

The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e)	This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

By	/s/ Michael J. Beer

Michael J. Beer, Executive Vice President and

Chief Operating Officer

MACKAY SHIELDS LLC

By	/s/ Lucille Protas
Lucille Protas
Chief Operating Officer and Senior Managing Director

APPENDIX A

MacKay Shields shall serve as investment sub-advisor for a portion of the assets of the Series identified below. The Manager will pay MacKay Shields, as full compensation for all services provided under this Agreement, a fee, computed by the Manager and paid monthly, at an annual rate as shown below of the Series’ daily average net assets of each month allocated to MacKay Shields’ management.

In calculating the fee for a series included in the table, assets of any investment company sponsored by Principal Life Insurance Company to which MacKay Shields provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

Partners MidCap Growth Fund II
Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
First $500 million	0.35%
Over $500 million	0.30%

Exhibit B

PRINCIPAL INVESTORS FUND, INC.

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

PARTNERS MIDCAP VALUE FUND

PARTNERS MIDCAP GROWTH FUND II

AGREEMENT executed as of 2nd of January, 2007, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called "the Manager"), and JACOBS LEVY EQUITY MANAGEMENT, INC. (hereinafter called "the Sub-Adviser").

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Investors Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Adviser to furnish it with investment advisory services with respect to assets allocated by the Manager for management by the Sub-Adviser for a portion of the portfolio of the Partners MidCap Value Fund and a portion of the Partners MidCap Growth Fund II (each hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Adviser desires to furnish such services; and

WHEREAS, The Manager has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

(c)	The Fund's Articles of Incorporation and By-laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Adviser.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Adviser

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Adviser to act as the Manager’s agent and attorney-in-fact with respect to the investment and reinvestment of assets in the Series with full power and authority to direct any custodian of the assets of the Series to purchase, sell or exchange any stocks, bonds, or other securities or such other assets which are acceptable to the Sub-Adviser (individually, "security" and collectively, "securities") and to issue directly to a broker or dealer such orders for the purchase, sale or exchange of securities or other property, as the Sub-Adviser may deem appropriate and without prior consultation with the Manager, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Adviser

The Sub-Adviser will:

(a)	Provide investment advisory services, including but not limited to research, advice and supervision for the Series.

(b)     Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for the Series consistent with each Series investment objective and policies.

(c)

Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)

Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

(e)

Maintain, in connection with the Sub-Adviser’s investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information.

(f)

Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(g)     Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

(h)     Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Series. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser under this Agreement, the Sub-Adviser shall not be liable for any expenses of the Manager, the Fund or the Series including, without limitation, (i) interest and taxes, (ii) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (iii) custodian fees and expenses.

(i)

Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Adviser will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which the Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Adviser provided that all conditions of such order are complied with.

(j)           Maintain all accounts, books and records with respect to the Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the “Investment Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Adviser has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Adviser provides to a Series.

(k)

Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Adviser’s current Code of Ethics. Sub-Adviser shall promptly forward to the Manager a copy of any material amendment to the Sub-Adviser’s Code of

Ethics along with certification that the Sub-Adviser has implemented procedures for administering the Sub-Adviser’s Code of Ethics.

(l)

From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Adviser will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.

(m)

Provide such information as is customarily provided by a Sub-Adviser and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder.

(n)

Vote proxies received on behalf of the Series in a manner consistent with Sub-Adviser's proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

(o)

Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund and assist the Manager in compling and filing notices of claims in connection with class action lawsuits concerning securities owned by the Fund.

3.	Prohibited Conduct

In providing the services described in this agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment sub-advisory services to the Fund or a fund that is under common control with the Fund regarding transactions for the Fund in the securities or other assets allocated to the Sub-Adviser pursuant to this Agreement, except as provided by Rule 12d-3-1 under the 1940 Act.

4.	Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Adviser hereunder with respect to the Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.	Liability of Sub-Adviser

Neither the Sub-Adviser nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Adviser's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement and/or insurance laws and rules except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Adviser or any of its directors, officers, employees, agents, or affiliates. The Sub-

Adviser shall not have any responsibilities with respect to any assets of the Fund other than the Series. The Sub-Adviser shall not be responsible for any loss incurred by reason of any act or omission of any dealer or broker, or the Manager, or any custodian.

The Sub-Adviser shall be responsible only for managing the Series in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Manager or the Fund, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund for the Manager or the Fund, (iv) registration of the Fund or Series with any government or agency, or (v) administration of the plans and trusts investing through the Fund, (vi) overall Fund compliance with the requirements of the 1940 Act, which requirements are outside of the Sub-Adviser’s control, and any requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, which are outside of the Sub-Adviser’s control and shall be indemnified and held harmless by Manager for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney’s fees, indemnification to the Fund, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Sub-Adviser, however, shall be liable for any liability, damages, or expenses of Manager or the Fund arising out of the gross negligence, malfeasance or violation of applicable law by any of its employees in providing investment management services under this Agreement; and, in such cases, the indemnification by Manager, referred to above, shall be inapplicable, and the Sub-Adviser shall indemnify and hold harmless the Fund and Manager for any loss arising therefrom.

6.	Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser or with unaffiliated third parties to better enable the Sub-Adviser to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

7.	Regulation

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

8.	Manager’s Representations

The Manager represents and warrants that (i) it is registered as an investment adviser under the Investment Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) it is not prohibited by the 1940 Act or the Investment Advisers Act from performing the services contemplated by this Agreement; (iii) it has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) it has the authority to enter into and perform the services contemplated by this Agreement, and (v) it will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

9.	Contributions and Withdrawals

The Manager may contribute additional cash to the Series at any time, and may withdraw cash from the Series upon reasonable notice to the Sub-Adviser. Securities may be added to or withdrawn from the Series only with the consent of the Sub-Adviser. The Manager acknowledges that, as part of the investment strategy to be pursued in managing the Series, the Sub-Adviser may engage in exchange traded funds transactions to “equitize” the Series as of the close of business on the business day immediately preceding the initial funding of the Series or to equitize any additional contributions to, or withdrawals from, the Series. In the event of a cash withdrawal, exchange traded funds may be purchased on the day securities are sold to raise funds for the anticipated withdrawals. Such exchange traded funds will then be sold at or near the close of trading on the day before the actual cash withdrawal takes place.

10.	Confidentiality

Any investment recommendations and any information relating to the Sub-Adviser’s investment process models and trading activity that is supplies by the Sub-Adviser and is not otherwise in the public domain shall be treated by the Manager as confidential. The Manager shall not use or otherwise disclose to third parties such confidential information except to the extent necessary to carry out Manager’s responsibilities in managing and administering the Series or as otherwise required by law. Nothing herein prohibits the Manager from identifying the Sub-Adviser as a Sub-Adviser for the Series or from reporting general performance information.

11.Duration and Termination of This Agreement

This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Adviser will continue to act as Sub-Adviser with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Adviser or a different manager or Sub-Adviser or other definitive action; provided, that the compensation received by the Sub-Adviser in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Adviser, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

12. Indemnification

(a)

The Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Manager and each person, if any who, within the meaning of Section 15 of the Securities Act controls (“controlling persons”) the Manager, against any and all losses, claims, damages, liabilities or litigation, including reasonable legal expenses (collectively “Losses”) to which the Manager or such affiliated person or controlling person of the Manager may become subject under the Securities Act, the 1940 Act, the Investment Advisers Act, under any other statute, law, rule or regulation at common law or otherwise, arising out of the Sub-Adviser’s responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser’s employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser; or (2) as a result of any untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Manager specifically for use therein; provided, however, that in no case is the Sub-Adviser’s indemnity in favor of the Manager or any affiliated person or controlling person of the Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)

The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person and any controlling person of the Sub-Adviser, if any, against any and all Losses to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the Securities Act, the 1940 Act, the Investment Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Manager’s responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager’s employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading; provided , however , that in no case is the Manager’s indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Manager’s indemnification obligations under this Section will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Manager alleging the Sub-Adviser’s failure to perform its obligations and duties in the manner required under this Agreement unless judgement is rendered for the Manager.

13.	Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Adviser, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

14.	General Provisions

(a)    Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)	Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Adviser shall be 100 Campus Drive, Florham Park, NJ 07932-0650.

(c)	The Sub-Adviser will promptly notify the Manager in writing of the occurrence of any of the following events:

(1)

the Sub-Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2)

the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

(d)

The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Adviser to perform its duties and responsibilities hereunder.

(e)	This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

By /s/ Michael J. Beer

Michael J. Beer, Executive Vice President and
Chief Operating Officer

JACOBS LEVY EQUITY MANAGEMENT, INC.

By /s/ Kenneth N. Levy

                                                                                            Kenneth N. Levy, Vice President

APPENDIX A

The Sub-Adviser shall serve as investment Sub-Adviser for each Series of the Fund identified below. The Manager will pay the Sub-Adviser, as full compensation for all services provided under this Agreement, a fee computed at an annual rate as shown below (the "Sub-Adviser Fee"):

Series	Assets Under Management	Sub-Adviser Fee (as a percentage of Daily Net Assets Managed) Annualized Fee

Partners MidCap Value Fund	First $100 Million	0.65%
	Over $100 Million	0.50%

Series	Assets Under Management	Sub-Adviser Fee (as a percentage of Daily Net Assets Managed) Annualized Fee

Partners MidCap Growth Fund II	First $100 Million	0.65%
	Next $400 Million	0.50%
	Next $250 Million	0.45%
	Over $750 Million	0.40%

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life Insurance Company managed by the Sub-Adviser, and the portion of the assets of an investment company sponsored by Principal Life Insurance Company to which the Sub-Adviser provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

The Sub-Adviser Percentage Fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described above and multiplying this product by the net assets of the Series, as determined in accordance with the Series’ Prospectus and Statement of Additional Information, allocated to the Sub-Adviser for management as of the close of business on the previous business day on which the Series was open for business.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) will be accrued and payable to the Sub-Adviser for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be.